CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Cintel Corp. (the Company) on Form 10-KSB for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Kyo Jin Kang, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Kyo Jin Kang
--------------------------------
Kyo  Jin  Kang
Principal  Financial  Officer
March  30,  2004

A signed original of this written statement required by Section 906 has been provided to Cintel Corp. and will be retained by Cintel Corp. and furnished to the Securities and Exchange Commission or its staff upon request.